EXHIBIT 10.67(b)

                             FIFTH AMENDMENT TO THE
                                CREDIT AGREEMENT

                                       AND

                          AMENDMENT TO PLEDGE AGREEMENT


                  This FIFTH AMENDMENT TO THE CREDIT AGREEMENT (this "Amendment") is dated as of March 29, 1996 and entered into by and among Collagen Corporation, a Delaware corporation (the "Borrower"), and The Bank of New York (the "Bank"), and is made with reference to that certain Credit Agreement dated as of November 15, 1994, by and among the Borrower and the Bank, as amended (the "Credit Agreement"). Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Credit Agreement.

                                    RECITALS

                  WHEREAS, the Pledged Stock securing the Margin Loans has appreciated in value and has split since the date that the Pledged Stock was pledged to the Bank, and the Borrower and the Bank desire to amend Schedule 1 to the Pledge Agreement and Exhibit D to the Credit Agreement to reflect that (i) a portion of the Pledged Stock has been released from the lien of the Pledge Agreement; (ii) 928,000 shares of Pledged Stock (after giving effect to said split) remain pledged to the Bank; and (iii) one or more replacement certificates evidencing the remaining Pledge Stock have, or will be, delivered to the Bank and will thereafter constitute the Pledged Stock; and

                  WHEREAS, the Borrower and the Bank desire to amend Section 5.12(c) of the Credit Agreement.

                  NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements set forth herein, the parties hereto agree as follows:

                  SECTION 1. AMENDMENTS TO THE CREDIT AGREEMENT

                  1.1 AMENDMENT TO SECTION 5.12(c)

                  Subsection (c) of Section 5.12 of the Credit Agreement is hereby deleted in its entirety and in its place and stead shall appear the following:

                  (c) purchase or otherwise acquire, hold or invest in the stock of, or other interest in, any Person, or make any loan or advance to, or enter into any arrangement for the purpose of providing funds or credit to, or make any other investment, whether by way of capital contribution, time, deposit or otherwise, in any Person, in an amount (after giving effect to all such contributions, loans, credit arrangements, deposits or other investments) exceeding in the aggregate, as of the end of the following fiscal years of the Borrower, the following amounts:

                           Aggregate                               Fiscal
                            Amount                                Year End
                           ---------                              --------

                           $17,000,000                             6/30/96
                           $ 6,000,000                             6/30/97

                  1.2 AMENDMENT TO EXHIBIT D

                  Exhibit D to the Credit Agreement (Pledge Agreement) is hereby amended by deleting Schedule 1 thereto and substituting therefor the new
Schedule 1 attached hereto.


                  SECTION 2. AMENDMENT TO THE PLEDGE AGREEMENT

                  1.1 AMENDMENT TO SCHEDULE 1

                  Schedule 1 to the Pledge Agreement (Pledged Stock) is hereby amended by deleting said Schedule 1 and substituting therefor the new Schedule 1 attached hereto.


                  SECTION 3.   BORROWER'S REPRESENTATIONS AND
                                   WARRANTIES

                  In order to induce the Bank to enter into this Amendment and to amend the Credit Agreement in the manner provided herein, the Borrower represents and warrants to the Bank that the following statements are true, correct and complete:

                  A. CORPORATE POWER AND AUTHORITY. The Borrower has all requisite corporate power and authority to enter into this Amendment and to carry out the transactions contemplated by, and perform its obligations under, the Credit Agreement.

                  B. AUTHORIZATION OF AGREEMENTS. The execution, delivery and performance of this Amendment, and the performance of the Credit Agreement have been duly authorized by all necessary corporate action by the Borrower.

                  C. NO CONFLICT. The execution, delivery and performance by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not (i) violate any provision of any law, rule or regulation applicable to the Borrower or any of its Subsidiaries, the Certificate of
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Incorporation or Bylaws of the Borrower or any of its Subsidiaries or any order, judgment or decree of any court or other agency of the government binding on the Borrower or any of its Subsidiaries, (ii) conflict with, result in a breach of or constitute (with due notice or lapse of time or both) a default under any Contract of the Borrower or any of its Subsidiaries, (iii) result in or require the creation or imposition of any Lien upon any of their properties or assets, or (iv) require any approval of stockholders or any approval or consent of any Person under any Contract of the Borrower or any of its Subsidiaries except for such approvals or consents which have been obtained on or before the date hereof and disclosed in writing to the Bank.

                  D. GOVERNMENTAL CONSENTS. The execution and delivery by the Borrower of this Amendment and the performance by the Borrower of the Credit Agreement do not and will not require any registration with, consent or approval of, or notice to, or other action to, with or by, any Federal, state or other governmental authority or regulatory body or other Person.

                  E. BINDING OBLIGATION. This Amendment and the Credit Agreement when executed and delivered, will be the legally valid and binding obligations of the Borrower, enforceable against it in accordance with their respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or limiting creditors' rights generally or by equitable principles relating to enforceability.

                  F. INCORPORATION OR REPRESENTATIONS AND WARRANTIES FROM CREDIT AGREEMENT. The representations and warranties contained in Article 4 of the Credit Agreement are and will be true, correct and complete in all material respects on and as of the date hereof to the same extent as though made on and as of that date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true, correct and complete in all material respects as of such earlier date.

                  G. ABSENCE OF DEFAULT. No event has occurred and is continuing or will result from the execution of this Amendment which would constitute and Event of Default or a Potential Event of Default.


                  SECTION 3.  MISCELLANEOUS

                  A. REFERENCE TO AND EFFECT ON THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS.

                           (i) On and after the date hereof, each refer-
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         ence in the Credit Agreement to "this Agreement", "hereunder",
         "hereof", "herein" or words of like import referring in the other Loan Documents to the "Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment.

                           (ii) Except as specifically amended by this Amendment, the Credit Agreement, Pledge Agreement and the other Loan Documents shall remain in full force and effect and are hereby ratified and confirmed.

                           (iii) The execution, delivery and performance of this Amendment shall not, constitute a waiver of any provision of, or operate as a waiver of any right, power or remedy of the Bank under, the Credit Agreement, the Pledge Agreement or any of the other Loan Documents.

                  B. FEES AND EXPENSES. Borrower acknowledges that all costs, fees and expenses as described in Section 8.2 of the Credit Agreement incurred by the Bank and its counsel with respect to this Amendment and the documents and transactions contemplated hereby shall be for the account of the Borrower.

                  C. EXECUTION IN COUNTERPARTS; EFFECTIVENESS. This Amendment may be executed in any number of counterparts, and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts taken together shall con stitute but one and the same instrument.

                  D. HEADINGS. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a apart of this Amendment for any other purpose or be given any substantive effect.

                  E. APPLICABLE LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO AND ALL OTHER ASPECTS HEREOF SHALL BE DEEMED TO BE MADE UNDER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.
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                  IN WITNESS WHEREOF, the parties hereto have caused this
Amendment to be executed as of the date first above written by their respective officers thereunto duly authorized.

                                                  COLLAGEN CORPORATION

                                                  By:  /s/David Foster
                                                       ---------------
                                                  Name:  David Foster
                                                        --------------
                                                  Title: Vice President
                                                         --------------

                                                  THE BANK OF NEW YORK

                                                  By:  /s/Elizabeth Young
                                                       ------------------
                                                  Name:   Elizabeth Young
                                                        -----------------
                                                  Title:  Vice President
                                                         ----------------
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                                 New SCHEDULE 1


                                 March 29, 1996


Pledged Stock:

                                          Class;                                      Stock
Name of              Jurisdiction of      Par                           Date       Certificate
Issuer                Incorporation       Value      Shares Owned     Acquired       Numbers
- ------               ---------------      ------     ------------     --------     -----------
Target               Delaware             Common     928,000          Various      FBU5221
Therapeutics,                                        $.0025           (last
Inc.                                                 per share        acquisi-     FBU5195
                                                                      tion was
                                                                      made in
                                                                      1989)